QUANTUM Q1 2024 Investor Presentation

FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10- K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. 2 COPYRIGHT © D-WAVE

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- World's 3rd largest quantum IP portfolio
- Demonstrated quantum supremacy

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"By working with D-Wave and adopting quantum technology as part of our tech stack, we believe we can uncover an even greater collection of data-driven insights to deliver more relevant and effective marketing for our clients, at scale."

– Philippe Krakowsky, CEO of Interpublic Group

MARKET LEADER

Advantage	Leap	Ocean	Launch
Quantum Annealing Fifth generation system 5000+ qubits	Real-Time Quantum Cloud Quantum hybrid solvers 99% up-time	Open-Source Python Tools Easily configurable Simplifies use of QC & HSS	Customer PS On-Ramp From application eval to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, BASF, Deloitte., VINCI Energies, Davidson, IPG, Pattison Food Group, accenture, ArcelorMittal, Lockheed Martin, Johnson & Johnson, Bank of Canada / Banque du Canada, BBVA, Unisys, DENSO, CaixaBank

THOUGHT & TECHNICAL LEADERSHIP

220+ U.S. granted patents 100+ Pending worldwide 60+% Annealing AND Gate	Top three quantum patent portfolio globally *(Source: GlobalData)*	40 PhDs	Over 240 scientific papers published

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D-Wave

YIELDED NEW 4,800+ QUBIT ADVANTAGE2TM PROCESSOR We recently YIELDED 4800+ QUBIT PROCESSORS for the forthcoming Advantage2 system This milestone comes on the heels of launching the 1,200+ qubit Advantage2 prototype and making it accessible in the Leap quantum cloud service earlier this year Currently under calibration, the yielding of these 4800+ processors marks an important milestone in our Advantage2 product delivery roadmap Advantage2 is expected to fuel customer success with GREATER QUBIT COHERENCE AND CONNECTIVITY that will address even larger, more complex customer use cases Advantage System 4 COPYRIGHT © D-WAVE Z12 4800 qubits

NEW FAST-ANNEAL FEATURE: BRINGING CUSTOMERS UNPRECEDENTED SPEEDS

Fast Anneal allows users to perform **COHERENT QUANTUM ANNEALING** by producing anneal times fast enough to avoid thermal excitations, a dominant source of decoherence

It gives users a means to explore the impact of coherence and more directly leverage coherent regime dynamics

Fast-anneal was **KEY TO OUR RECENT QUANTUM SUPREMACY RESULTS** as well as our work published in Nature in 2023 showing a scaling advantage of annealing quantum computing over several classical heuristics approaches

The feature brings that same level of speed and extended control that led to our supremacy result to academic researchers and commercial customers

"We're excited to put our most powerful feature into the hands of users, giving them access to extended quantum states inherent in annealing that, until now, have never been available outside D-Wave's lab."
— **Alan Baratz, CEO of D-Wave**


a)
J = 0.12
J = −1.4
Kink density ρ
10^−1
10^−2
10^1
10^2
10^3
Anneal time t_a (ns)
b
b)
0.06
0.04
0.03
5 10 20 40
Anneal time t_a (ns)
T = 30 mK
T = 24 mK
T = 18 mK
T = 12 mK
T = 10 mK
Exact solution
Power-law fit

Coherent quantum annealing in a programmable 2,000 qubit Ising chain. King, A.D. *et al.*, *Nat. Phys. 18* (2022)

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TWO TECHNOLOGY LEADERS PARTNERING TO DELIVER QUANTUM GENERATIVE AI • MULTI-YEAR STRATEGIC PARTNERSHIP to develop and bring to market commercial applications combining the power of quantum + generative AI • ACCELERATED DEVELOPMENT TIMELINE supported by access to production Leap Services including hybrid and QPU solvers • JOINT GO-TO-MARKET EFFORTS with exclusive availability of applications via Leap service BUSINESS PARTNERSHIP TECHNICAL APPROACH • Developing QUANTUM GENERATIVE AI applications for multiple customer domains: drug discovery, logistics management, manufacturing optimization, and more • Harnessing COHERENT QUANTUM ANNEALING to deliver samples from quantum distributions for AI model training on customer data sets 6 COPYRIGHT © D-WAVE

RENEWED MULTIYEAR AGREEMENT WITH USC Announced a RENEWED MULTIYEAR PARTNERSHIP with the University of Southern California (USC) USC’s Viterbi School of Engineering will continue to house a D-WAVE STATE-OF-THE-ART ADVANTAGE QUANTUM COMPUTER, facilitating ongoing exploration and adoption of annealing quantum computing solutions for businesses, researchers, and government 7 COPYRIGHT © D-WAVE

NEW CUSTOMER APPLICATIONS IN DEVELOPMENT TO TACKLE REAL-WORLD OPTIMIZATION PROBLEMS BODY SHOP SCHEDULING (commercial vehicle production center) Determining vehicle production sequence to maximize the number of vehicles built in a day/shift, achieve a more flexible production process, and reduce costs by optimizing stock levels OIL TANKER UNLOADING (petroleum refining company) Identifying more efficient ways to unload and transfer oil to reduce ships’ waiting time and accelerated oil usage within the refinery to mitigate financial losses and streamline operations SOLAR PANEL UTILIZATION (European energy production and power distribution) Exploring an energy-system-planning problem that involves selecting solar panels, a battery and a grid connection to support power consumption of a building to minimize cost and optimize the power source CYBERSECURITY (global aerospace and defense manufacturer) Identify optimal series of actions an attacker could use to reach a desired state in order to enhance the responsiveness of course-of-action analysis, facilitate rapid detection and identify network vulnerabilities 8 COPYRIGHT © D-WAVE

GROWING GOVERNMENT INTEREST AND MOMENTUM WITH NEAR-TERM QUANTUM TECHNOLOGIES • Continued progress in educating governments about the value of annealing quantum computing • Congress has introduced the DEFENSE QUANTUM ACCELERATION ACT which would accelerate the Department of Defense (DoD)’s adoption of quantum computing technology, including annealing quantum computing and hybrid- quantum technologies • It creates an office with programmatic authorities to drive adoption of quantum to build near-term applications and further educate about the different types of quantum technologies • This legislation, combined with passage of the Fiscal Year 2024 NATIONAL DEFENSE AUTHORIZATION ACT which directed DoD to create a quantum pilot program, continues to show the push from Congress that the administration needs to start using quantum computing technology today, not just research it 9 COPYRIGHT © D-WAVE

QUBITS 2024: “SUCCESS, POWERED BY QUANTUM” BOSTON, JUNE 17-18, 2024 Our NINTH ANNUAL QUBITS QUANTUM COMPUTING CONFERENCE is focused on how quantum can deliver significant benefits to organizations today • Learn how the power of generative AI and quantum computing will work together to solve large-scale commercial applications • Hear from leading researchers about the performance of D-Wave’s technology versus both classical and alternative quantum technologies • Discover amazing customer success stories of quantum and hybrid-quantum applications solving real-world problems today Register now to join us in-person or online at www.qubits.com 10 COPYRIGHT © D-WAVE

2024 Q1 FINANCIAL UPDATE Significant Growth in Bookings, Revenue, Gross Profit, Commercial Traction & Cash $- $1 $2 $3 $4 $5 Q1 2023 Q1 2024 M IL LI O N S YoY Quarterly (1) $2.9M $4.5M (1) Eighth consecutive quarter of YOY growth in bookings $- $2 $4 $6 Prior LTM Most recent LTM M IL LI O N S 75 Commercial Customers including 25 Forbes Global 2000 Companies 69 Commercial Customers including 22 Forbes Global 2000 Companies $4.4M Commercial Revenue $- $1 $2 $3 Q1 2023 Q1 2024 M IL LI O N S - $1.6M $2.5M Professional Services $0.7M Pro Services $0.3M $- $10 $20 $30 $40 Q1 2023 Q1 2024 5-10-24 M IL LI O N S Cash Position (3) $27.3M $9.0M (3) As of March 31, 2024, there was $82.1M in remaining availability under the ELOC commitment through October 2025, subject to a $1.00 minimum stock price $- $1 $2 $3 $4 $5 Q4 2023 Q1 2024 M IL LI O N S $3.1M $4.5M Sequential Quarterly Bookings $6.6M $33.0M YoY Quarterly Bookings(1) (2) $- $1 $2 Q1 2023 Q1 2024 M IL LI O N S $400K $1.7M YoY Gross Profit (2) “Bookings” is an operating metric that is defined as customer orders received that are expected to generate net revenues in the future. We present the operational metric of Bookings because it reflects customers' demand for our products and services and to assist readers in analyzing our potential performance in future periods. YoY Quarterly Revenue 26.6% GPM 67.3% GPM 11 COPYRIGHT © D-WAVE

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